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                     SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC 20549

                                  FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT JANUARY 17, 2001               COMMISSION FILE NUMBER 1-5805
                -----------------                                     ------



                           J.P. MORGAN CHASE & CO.
                           -----------------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           DELAWARE                                          13-2624428
 -------------------------------                         ------------------
 (STATE OR OTHER JURISDICTION OF                            (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)                          IDENTIFICATION NO.)



  270 PARK AVENUE, NEW YORK, NEW YORK                             10017
 ---------------------------------------                     ---------------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)



     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (212) 270-6000
                                                         --------------




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ITEM 5.  OTHER EVENTS
---------------------

         J.P. Morgan Chase & Co. announced fourth quarter 2000 operating earnings per share (before special items) of $0.37, compared with $1.09 in the fourth quarter of 1999. Operating income was $763 million, compared with $2.18 billion in the prior year. Reported net income, which includes special items, was $708 million, or $0.34 per share in the 2000 fourth quarter, compared with $2.20 billion, or $1.10 per share, in the 1999 fourth quarter. Special items include a merger-related charge of $1.25 billion, offset by non-recurring gains of $1.23 billion.

     For the full year 2000, operating earnings per share were $2.96, compared with $3.65 in 1999. Operating income was $5.93 billion, compared with $7.43 billion in 1999. Reported net income was $5.73 billion, or $2.86 per share, compared with $7.50 billion, or $3.69 per share, in 1999.

         The press release contains statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of J.P. Morgan Chase's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These uncertainties include: the risk that the businesses of Chase and J.P. Morgan will not be integrated successfully; the risk that the revenue synergies and cost savings anticipated from the merger may not be fully realized or may take longer to realize than expected; the risk that the integration process may result in the disruption of ongoing business or in the loss of key employees or may adversely affect relationships with employees, clients or suppliers; the risks of adverse movements or volatility in the securities markets or in interest or foreign exchange rates or indices; the risk of adverse impacts from an economic downturn; the risk of a downturn in domestic or foreign securities and trading conditions or markets; the risks associated with increased competition; the risks associated with unfavorable political and diplomatic developments in foreign markets or adverse changes in domestic or foreign governmental or regulatory policies; or other factors impacting operational plans. Additional factors that could cause J.P. Morgan Chase's results to differ materially from those described in the forward-looking statements can be found in the 1999 Annual Reports on Form 10-K of J.P. Morgan Chase & Co. (formerly known as The Chase Manhattan Corporation) filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site (http://www.sec.gov).


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                                  SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                    J.P. MORGAN CHASE & CO.
                                                ------------------------------
                                                         (Registrant)





Date   January  17, 2001                         By  /s/ Joseph L. Sclafani
      -------------------                           ------------------------
                                                       Joseph L. Sclafani

                                                    Executive Vice President
                                                         and Controller
                                                 [Principal Accounting Officer]


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                                EXHIBIT INDEX



 EXHIBIT NO.                    DESCRIPTION                                PAGE
 -----------                    -----------                                ----
    99.1          Press Release - 2000 Fourth Quarter Earnings               5




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